                                                                 Exhibit 10.5(b)

                                SCHEDULE 6.2.6

                           AVERAGE NET SELLING PRICE



Identified            Targeted              Quantity
Volume                Selling               Sold In
Level                 Price/Test            A Month
- -----                 ----------            -------
[*]                   $[*]/                  [*]                [*]
[*]                   $[*]/                  [*]                [*]
[*]                   $[*]/                  [*]                [*]
                                            -----            --------
                                             [*]                [*]

                           [*] divided by [*] = [*]

Weighted average selling price is [*] per test.

If Tokos' actual collection experience is [*], the Average Net Selling Price is:

                                                [*]
                                              ======

                     [*] Confidential Treatment Requested